Exhibit 10.9

AMENDED AND RESTATED LETTER AGREEMENT NO. 2

TO THE AIRBUS A350-900XWB PURCHASE AGREEMENT

dated as of March 5, 2010

between

AIRBUS S.A.S.

and

UNITED AIRLINES, INC.

This amended and restated Letter Agreement No. 2 (hereinafter referred to as the “Letter Agreement”) is entered into as of June 19, 2013 by and between AIRBUS S.A.S., a société par actions simplifiée, organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond Point Maurice Bellonte, 31700 Blagnac (France) (hereinafter referred to as the “Seller”), and UNITED AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 233 South Wacker Drive, Chicago, Illinois 60606 (hereinafter referred to as the “Buyer”).

WITNESSETH:

WHEREAS, the Buyer and the Seller have entered into the AIRBUS A350-900XWB Purchase Agreement, dated as of March 5, 2010 (which agreement as previously amended and supplemented with all Exhibits, Appendices and Letter Agreements attached thereto is hereinafter called the “Agreement”), and

WHEREAS, the Buyer and the Seller have entered into Letter Agreement No. 2 to the Agreement, setting forth certain terms and conditions regarding the sale of the Aircraft (the “Original Letter Agreement”).

WHEREAS, the Buyer and the Seller wish to amend and restate the Original Letter Agreement to incorporate relevant amendments to such Original Letter Agreement into a single document.

NOW THEREFORE IT IS AGREED THAT THE ORIGINAL LETTER AGREEMENT IS HEREBY AMENDED AND RESTATED TO READ IN ITS ENTIRETY AS FOLLOWS:

CT0900252 – United Airlines, Inc. – A350-900XWB Purchase Agreement – Letter Amendment No.2	LA2-1

AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

1.	PREDELIVERY PAYMENTS

Clause 5 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

5 -	PAYMENT TERMS

5.1	Seller’s Account

The Buyer will pay the Predelivery Payments, the Balance of the Final Price of the Aircraft and any other amount due hereunder in immediately available funds in United States dollars to: ***, or to such other account as may be designated by the Seller in writing to the Buyer.

5.2	Predelivery Payments

5.2.1	***.

5.2.2	The Predelivery Payment Reference Price for an Aircraft to be delivered in calendar year T is determined in accordance with the following formula:

***

5.2.3	Predelivery Payments will be paid according to the following schedules.

***

Payment Date		Percentage of Predelivery Payment Reference Price
***	***	*** % ***
***
***	***	***%
***	***	*** %
***	***	*** %

CT0900252 – United Airlines, Inc. – A350-900XWB Purchase Agreement – Letter Amendment No.2	LA2-2

AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL

***	***	***	%
***	***	***	%
***	***	***	%

TOTAL PAYMENT PRIOR TO DELIVERY		***	%

***

Payment Date			Percentage of Predelivery Payment Reference Price
***	*	**	*** % ***
	*	**
***	*	**	*** %
***	*	**	*** %
***	*	**	*** %
TOTAL PAYMENT PRIOR TO DELIVERY			*** %

For Converted A350-900 XWB Aircraft:

Payment Date		Percentage of Predelivery Payment Reference Price
***	***	*** %
***
***	***	*** %
***	***	*** %

CT0900252 – United Airlines, Inc. – A350-900XWB Purchase Agreement – Letter Amendment No.2	LA2-3

AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL

***	*	**	*** %
***	*	**	*** %
***	*	**	*** %
***	*	**	*** %
TOTAL PAYMENT PRIOR TO DELIVERY			*** %

5.2.4	***

5.2.5	***

5.3	***

5.4	***

5.5	Payment of Balance of the Final Price of the Aircraft

***

5.6	Taxes

5.6.1	***

5.6.2	***

5.6.3	***

5.6.4	***

“Taxes” means any present or future tax, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any governmental authority or any political subdivision or taxing authority thereof or therein.

CT0900252 – United Airlines, Inc. – A350-900XWB Purchase Agreement – Letter Amendment No.2	LA2-4

AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL

5.7	Application of Payments

Notwithstanding any other rights the Seller may have at contract or at law, the Buyer and the Seller hereby agree that should any amount (whether under this Agreement or under any other agreement between the Buyer or a direct or indirect subsidiary of the Buyer on the one hand and the Seller and the Seller Affiliates on the other hand) become due and payable by the Buyer or the Buyer Affiliates***

5.8	***

5.9	Overdue Predelivery Payments

If any Predelivery Payment due the Seller is not received by the Seller on the date or dates agreed upon between the Buyer and the Seller, the Seller will have the right to claim from the Buyer and the Buyer will promptly pay to the Seller upon receipt of such claim, interest at the rate of *** The Seller’s right to receive such interest will be in addition to any other rights of the Seller hereunder or at law. ***

5.10	Proprietary Interest

Notwithstanding any provision of law to the contrary, the Buyer will not, by virtue of anything contained in this Agreement (including, without limitation, any *** or Predelivery Payments hereunder, or any designation or identification by the Seller of a particular aircraft as an Aircraft to which any of the provisions of this Agreement refers) acquire any proprietary, insurable or other interest whatsoever in any Aircraft before Delivery of and payment for such Aircraft, as provided in this Agreement.

5.11	Payment in Full

***

5.12	Other Charges

***

UNQUOTE

2.	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement.

CT0900252 – United Airlines, Inc. – A350-900XWB Purchase Agreement – Letter Amendment No.2	LA2-5

AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL

3.	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

4.	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

CT0900252 – United Airlines, Inc. – A350-900XWB Purchase Agreement – Letter Amendment No.2	LA2-6

AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ John J. Leahy
Its:	Chief Operating Officer
Customers

Accepted and Agreed

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman
Its:	Senior Vice President & Treasurer

CT0900252 – United Airlines, Inc. – A350-900XWB Purchase Agreement – Letter Amendment No.2	LA2-7

AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL